UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number     811-22221
 GAI Mesirow Insight Fund, LLC
(Exact name of registrant as specified in charter)
c/o Wells Fargo Investment Institute, Inc.
Global Alternative Investments
 401 South Tryon Street
                               Charlotte, NC 28202
(Address of principal executive offices) (Zip code)
Lloyd Lipsett
Wells Fargo Law Department
 J9201-210
200 Berkeley Street
                              Boston, MA 02116
  (Name and address of agent for service)

Registrant's telephone number, including area code:  (866) 440-7460
Date of fiscal year end:  March 31
Date of reporting period:  March 31, 2015
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.

GAI Mesirow Insight Fund, LLC
(formerly known as ASGI Mesirow Insight Fund, LLC)

Financial Statements as of and for the
Year Ended March 31, 2015 with
Report of Independent Registered Public Accounting Firm

GAI Mesirow Insight Fund, LLC
(formerly known as ASGI Mesirow Insight Fund, LLC)

Table of Contents

Page

Report of Independent Registered Public Accounting Firm	1

Schedule of Investments	2

Statement of Assets, Liabilities and Net Assets	4

Statement of Operations	5

Statements of Changes in Net Assets	6

Statement of Cash Flows	7

Financial Highlights	8

Notes to Financial Statements	11

Supplemental Information	26

KPMG LLP
Two Financial Center
60 South Street
Boston, MA 02111

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Managers of
GAI Mesirow Insight Fund, LLC:

We have audited the accompanying statement of assets, liabilities and net assets, including the schedule of investments, of GAI Mesirow Insight Fund, LLC (the “Fund”) as of March 31, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for the two-year period ended March 31, 2015, and the financial highlights for the two-year period ended January 31, 2012, and each of the years or periods in the four-year period ended March 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of March 31, 2015, by correspondence with the underlying managers and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of GAI Mesirow Insight Fund, LLC as of March 31, 2015, the results of its operations and its cash flows for the year then ended, the changes in net assets for the two-year period ended March 31, 2015, and the financial highlights for each of the years or periods referred to above, in conformity with U.S. generally accepted accounting principles.

May 28, 2015

KPMG LLP is a Delaware limited liability partnership, the U.S. member firm of KPMG International Cooperative (“KPMG International”), a Swiss entity.

GAI Mesirow Insight Fund, LLC
(formerly known as ASGI Mesirow Insight Fund, LLC)

Schedule of Investments
As of March 31, 2015

Strategy	Investments	Cost	Fair Value
	Investment Funds – 85.82%
	Credit – 18.62%
	Axonic Credit Opportunities Overseas Fund, Ltd.	$3,986,759	$5,116,319
	King Street Europe, Ltd.	3,494,109	4,049,272
	LibreMax Offshore Fund, Ltd.	4,535,091	5,949,855
			15,115,446
	Diversified/Multi-Strategy - 6.80%
	Myriad Opportunities Offshore Fund Ltd.	5,000,000	5,515,744
	Event-Driven - 9.62%
	Owl Creek Overseas Fund Ltd.	4,800,000	4,473,132
	Senator Global Opportunity Offshore Fund Ltd.	3,000,000	3,336,184
			7,809,316
	Hedged Equity – 29.06%
	Corvex Offshore Ltd.	3,550,603	4,751,719
	HFR RVA Kayne MLP 1.25x Fund	2,576,402	3,367,437
	LiquidAlts Omega Fund	7,500,000	7,247,921
	Naya Fund	2,603,614	3,011,868
	ValueAct Capital International II, LP	4,425,000	5,209,354
			23,588,299
	Macro and Commodity - 18.25%
	Discovery Global Macro Fund Ltd.	5,300,000	5,089,935
	Trend Macro Offshore Ltd.	4,350,000	4,421,852
	Winton Futures Fund Ltd.	4,443,580	5,301,511
			14,813,298
	Relative Value - 3.47%
	HFR CA Lazard Rathmore Fund	1,860,039	2,819,251
	Investments in Securities – 4.73%
	Equity – 4.73%
	Pershing Square Holdings, Ltd.	3,450,000	3,842,500
	Total Investments (Cost $64,875,197*) - 90.55%		73,503,854
	Other Assets & Liabilities (Net) - 9.45%		7,666,664
	Net Assets - 100.00%		$81,170,518

Percentages shown are stated as a percentage of net assets as of March 31, 2015.  All investments in Investment Funds are non-income producing.

See accompanying notes to financial statements.

GAI Mesirow Insight Fund, LLC
(formerly known as ASGI Mesirow Insight Fund, LLC)

Schedule of Investments (continued)
As of March 31, 2015

*	The cost and unrealized appreciation/(depreciation) of investments as of March 31, 2015, as computed for federal tax purposes, were as follows:

	Aggregate cost	$73,180,031

	Gross unrealized appreciation	$1,112,835
	Gross unrealized depreciation	(789,012)
	Net unrealized appreciation	$323,823

Investments by Strategy (as a percentage of total investments)
Investment Funds
Hedged Equity	32.09%
Credit	20.56
Macro and Commodity	20.15
Event-Driven	10.63
Diversified/Multi-Strategy	7.50
Relative Value	3.84
Total Investment Funds	94.77
Investments in Securities
Equity	5.23
100.00%

See accompanying notes to financial statements.

GAI Mesirow Insight Fund, LLC
(formerly known as ASGI Mesirow Insight Fund, LLC)

Statement of Assets, Liabilities and Net Assets
As of March 31, 2015

Assets
Investments in Investment Funds, at fair value (cost - $61,425,197)	$69,661,354
Investments in securities, at fair value (cost - $3,450,000)	3,842,500
Cash and cash equivalents	10,408,940
Receivable for investments in Investment Funds sold	7,617,256
Rebate receivable	9,203
Other prepaid assets	82,143
Total assets	91,621,396

Liabilities
Tenders payable	9,913,093
Management fee payable	280,245
Subscriptions received in advance	10,000
Investor Distribution and Servicing Fees payable	8,855
Fund Board fees and expenses payable	4,296
Due to Adviser	1,959
Accrued expenses and other liabilities	232,430
Total liabilities	10,450,878

Net Assets
Total net assets	$81,170,518

Net Assets consist of:
Paid-in capital	$78,785,867
Undistributed net investment loss	(1,967,333)
Accumulated net realized gain/(loss) on investments	(4,276,673)
Net unrealized appreciation/(depreciation) on investments	8,628,657
Retained earnings	2,384,651
Total net assets	$81,170,518

Net Assets per Share
GAI Mesirow Insight Fund, LLC Class I (74,732.958 Shares outstanding)	$1,022.78
GAI Mesirow Insight Fund, LLC Class A (4,761.075 Shares outstanding)	$994.49

See accompanying notes to financial statements.

GAI Mesirow Insight Fund, LLC
(formerly known as ASGI Mesirow Insight Fund, LLC)

Statement of Operations
For the Year Ended March 31, 2015

Investment Income
Rebate	$42,229
Interest	578
Total investment income	42,807

Fund Expenses
Management fee	1,212,076
Professional fees	530,090
Administrative and custodian fees	279,667
Commitment fees	95,604
Fund Board fees and expenses	58,692
Investor Distribution and Servicing fee	37,387
Other operating expenses	145,291
Total operating expenses	2,358,807
Interest expense	6,482
Total expenses	2,365,289
Expense recoupment by Adviser	17,815
Net expenses	2,383,104
Net investment loss	(2,340,297)

Net Realized and Unrealized Gain/(Loss) on Investments
Net realized gain/(loss) from investments in Investment Funds	7,747,643
Net change in unrealized appreciation/(depreciation) from investments in Investment Funds	(4,423,348)
Net change in unrealized appreciation/(depreciation) from investments in securities	392,500
Total net realized and unrealized gain/(loss) from investments	3,716,795
Net increase in net assets resulting from operations	$1,376,498

See accompanying notes to financial statements.

GAI Mesirow Insight Fund, LLC
(formerly known as ASGI Mesirow Insight Fund, LLC)

Statements of Changes in Net Assets

Net increase/(decrease) in net assets	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014
Operations
Net investment loss	$(2,340,297)	$(2,705,182)
Net realized gain/(loss) on investments in Investment Funds	7,747,643	9,156,619
Net change in unrealized appreciation/(depreciation) from investments in Investment Funds	(4,423,348)	338,989
Net change in unrealized appreciation/(depreciation) from investments in securities	392,500	–
Net increase in net assets resulting from operations	1,376,498	6,790,426

Distributions to Shareholders
Distribution of net investment income	(3,171,170)	(1,581,357)
Distribution of net realized capital gains	(1,058,322)	–
Distribution to Shareholders	(4,229,492)	(1,581,357)

Capital Transactions
Issuance of shares	3,825,000	5,844,919
Reinvestment of distributions	3,290,291	1,219,633
Shares tendered	(30,035,070)	(43,466,023)
Decrease in net assets derived from capital transactions	(22,919,779)	(36,401,471)

Net Assets
Total decrease in net assets	(25,772,773)	(31,192,402)
Beginning of year	106,943,291	138,135,693
End of year	$81,170,518	$106,943,291
Undistributed net investment loss	$(1,967,333)	$(538,569)

See accompanying notes to financial statements.

GAI Mesirow Insight Fund, LLC
(formerly known as ASGI Mesirow Insight Fund, LLC)

Statement of Cash Flows
For the Year Ended March 31, 2015

Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$1,376,498
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments in Investment Funds	(26,225,000)
Purchases of investments in securities	(3,450,000)
Proceeds from sales of investments in Investment Funds	51,970,732
Net realized (gain)/loss from investments in Investment Funds	(7,747,643)
Net change in unrealized (appreciation)/depreciation on investments in Investment Funds	4,423,348
Net change in unrealized (appreciation)/depreciation on investments in securities	(392,500)
Decrease in receivable for investments in Investment Funds sold	10,130,379
Decrease in other prepaid assets	13,474
Decrease in rebate receivable	2,641
Decrease in investments in Investment Funds paid in advance	5,300,000
Decrease in management fee payable	(72,489)
Decrease in Investor Distribution and Servicing Fees payable	(841)
Increase in Fund Board fees and expenses payable	2,181
Decrease in due to Adviser	(13,589)
Increase in accrued expenses and other liabilities	4,127
Net cash provided by operating activities	35,321,318

Cash Used in Financing Activities
Proceeds from issuance of shares (net of change in subscriptions received in advance of $(90,000))	3,735,000
Distributions paid	(939,201)
Payments for shares tendered (net of change in payable for tenders of $(1,953,924))	(28,081,146)
Proceeds from line of credit	11,100,000
Principal payments on line of credit	(11,100,000)
Net cash used in financing activities	(25,285,347)

Cash and Cash Equivalents
Net increase in cash and cash equivalents	10,035,971
Cash and cash equivalents at beginning of year	372,969
Cash and cash equivalents at end of year	$10,408,940

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest expense	$6,482
Reinvestment of distributions	$3,290,291

See accompanying notes to financial statements.

GAI Mesirow Insight Fund, LLC
(formerly known as ASGI Mesirow Insight Fund, LLC)

Financial Highlights

	Class I

	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Year Ended March 31, 2013	As of the close of business on March 31, 2012 (a)
Per Share operating performance:
(For Shares outstanding throughout the period/year)
Net asset value per Share, beginning of period/year	$1,056.62	$1,013.36	$1,000.00	$1,000.00

Income/(loss) from investment operations: (b)

Net investment income/(loss)	(24.77)	(21.66)	(20.15)	-
Net realized and unrealized gain/(loss) from investments	39.22	78.64	45.95	-
Total income/(loss) from investment operations	14.45	56.98	25.80	-
Less: Distribution of net investment income to Members	(36.21)	(13.72)	(12.44)	-
Distribution of net realized capital gains to Members	(12.08)	-	-	-
Total distributions to Members	(48.29)	(13.72)	(12.44)	-
Net asset value per Share, end of period/year	$1,022.78	$1,056.62	$1,013.36	$1,000.00

Total return (c)	1.45%	5.62%	2.62%	0.00%

Ratios to average net assets (d):
Gross expenses	2.41%	2.15%	2.20%	0.00%
Expenses (waived)/recouped	-	-	-	-
Net expenses, including non-reimbursable expenses (e)	2.41%	2.15%	2.20%	0.00%

Net investment income/(loss)	(2.36% )	(2.09% )	(2.05% )	0.00%

Net assets, end of period/year (in thousands)	$76,436	$101,657	$132,666	$166,387

Portfolio turnover rate	32.85%	33.29%	68.00%	0.00%

(a)	As the fund reorganized its share classes at the close of business on March 31, 2012 Class I had yet to experience operations.
Thus, the expense ratio, net investment income ratio, portfolio turnover and total return as of the close of business on March 31, 2012 was zero.
(b)	Based on average Shares outstanding.
(c)	The total return calculation assumes reinvestment of all distributions.
(d)	The expenses and net investment income/(loss) ratios do not include income or expenses of the Investment Funds in which the Fund invests.
(e)	Net expenses excluding non-reimbursable expenses are capped at 2.65% for Class I.

See accompanying notes to financial statements.

GAI Mesirow Insight Fund, LLC
(formerly known as ASGI Mesirow Insight Fund, LLC)

Financial Highlights (continued)

	Class A

	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Year Ended March 31, 2013	As of the close of business on March 31, 2012 (a)
Per Share operating performance:
(For Shares outstanding throughout the period/year)
Net asset value per Share, beginning of period/year	$1,039.76	$1,010.17	$1,000.00	$1,000.00

Income/(loss) from investment operations: (b)

Net investment income/(loss)	(35.30)	(34.60)	(23.27)	-
Net realized and unrealized gain/(loss) from investments	38.32	77.91	45.88	-
Total income/(loss) from investment operations	3.02	43.31	22.61	-
Less: Distribution of net investment income to Members	(36.21)	(13.72)	(12.44)	-
Distribution of net realized capital gains to Members	(12.08)	-	-	-
Total distributions to Members	(48.29)	(13.72)	(12.44)	-
Net asset value per Share, end of period/year	$994.49	$1,039.76	$1,010.17	$1,000.00

Total return (c)	0.36%	4.29%	2.30%	0.00%

Ratios to average net assets (d):
Gross expenses	3.14%	2.81%	2.69%	0.00%
Expenses (waived)/recouped	0.35%	0.62%	(0.22% )	-
Net expenses, including non-reimbursable expenses (e)	3.49%	3.43%	2.47%	0.00%

Net investment income/(loss)	(3.45% )	(3.37% )	(2.31% )	0.00%

Net assets, end of period/year (in thousands)	$4,735	$5,286	$5,470	$10,351

Portfolio turnover rate	32.85%	33.29%	68.00%	0.00%

(a)	As the fund reorganized its share classes at the close of business on March 31, 2012 Class A had yet to experience operations.
Thus, the expense ratio, net investment income ratio, portfolio turnover and total return as of the close of business on March 31, 2012 was zero.
(b)	Based on average Shares outstanding.
(c)	The total return calculation assumes reinvestment of all distributions.
(d)	The expenses and net investment income/(loss) ratios do not include income or expenses of the Investment Funds in which the Fund invests.
(e)	Net expenses excluding non-reimbursable expenses are capped at 3.40% for Class A.

See accompanying notes to financial statements.

GAI Mesirow Insight Fund, LLC
(formerly known as ASGI Mesirow Insight Fund, LLC)

Financial Highlights (continued)

	For the Period from February 1, 2012 to March 31, 2012 (a)		For the Year Ended January 31, 2012		For the Year Ended January 31, 2011

Total return	0.93%	(b)	(10.06%	)	8.69%

Ratios to average net assets:
Expenses (c)	2.50%	(d)	1.89%		1.61%
Net investment loss (c)	(2.24%	) (d)	(1.55%	)	(1.24%	)
Net Assets, end of period (in thousands)	$176,738		$180,959		$180,966

Portfolio turnover rate	10.00%		72.00%		73.00%

(a)	Reorganization date. Reorganization occurred March 31, 2012. Ratios shown represent Member classes/interests prior to the introduction of Class I and Class A.
(b)	Not annualized.
(c)	The expenses and net investment income/(loss) ratios do not include income or expenses of the Investment Funds in which the Fund invests.
(d)	Annualized based on number of days during the period.

See accompanying notes to financial statements.

GAI Mesirow Insight Fund, LLC
(formerly known as ASGI Mesirow Insight Fund, LLC)

Notes to Financial Statements
March 31, 2015

1.   Organization

GAI Mesirow Insight Fund, LLC (formerly known as ASGI Mesirow Insight Fund, LLC) (the "Fund"), a Delaware limited liability company, has been registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"), since August 1, 2008. The Fund is a closed-end management investment company and was previously operated as the master fund in a "master-feeder" structure. Effective as of the close of business on March 31, 2012 (the "Reorganization Date"), each of the feeder funds that invested in the Fund liquidated and distributed their Fund shares to their investors.
Through October 31, 2014, Alternative Strategies Group, Inc., a North Carolina corporation (the "Adviser") was the investment adviser to the Fund. Effective November 1, 2014, (the "Effective Date"), the Adviser was renamed as Wells Fargo Investment Institute, Inc. ("WFII"). The Adviser’s Global Alternative Investments ("GAI") division is responsible for continuing to manage the Fund under the advisory agreement. There was no change in control of the Adviser as a result of these changes. In conjunction with such changes at the Adviser, the Fund changed its legal name as noted above of the Effective Date. The Adviser has retained Mesirow Advanced Strategies, Inc. (the "Subadviser"), an Illinois corporation, to formulate and implement the Fund's investment program.
The Fund's investment objective is to provide attractive risk-adjusted returns with moderate volatility and moderate correlation to the broad equity and debt markets. Generally, the Fund pursues its investment objective principally by allocating its capital among various collective investment vehicles, commonly referred to as "hedge funds" and investments in equity securities (together, the "Investment Funds"), selected by the Subadviser in consultation with the Adviser. The Subadviser recommends the Investment Funds in which the Fund invests and the relative allocations to each Investment Fund to the Adviser and the Fund. The Fund may, in addition to investing in Investment Funds, also make investments directly, including, without limitation, for purposes of hedging certain exposures. The Subadviser may cause the Fund to maintain such cash holdings as the Subadviser may from time to time deem to be appropriate, and those holdings may at times comprise a material portion of the Fund's assets. There can be no assurance that the Fund's investment objective will be achieved or that the Fund will not incur losses.
The Fund's Board of Managers (the "Fund Board") provides broad oversight over the operations and affairs of the Fund, and has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct, and operation of the Fund's business. The Fund Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.
2.   Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Fund and are in conformity with accounting principles generally accepted in the United States ("GAAP"). The accompanying financial statements of the Fund are stated in U.S. dollars.
The Fund is considered to be an investment company in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, Financial Services – Investment Companies ("FASB ASC 946"), and is following the accounting and reporting guidance found within FASB ASC 946.

GAI Mesirow Insight Fund, LLC
(formerly known as ASGI Mesirow Insight Fund, LLC)

Notes to Financial Statements (continued)
March 31, 2015

(a)   Valuation of investments in Investment Funds – The Fund values its investments in Investment Funds at fair value in accordance with procedures established in good faith by the Fund Board. The fair value ordinarily will be the value of an interest in an Investment Fund determined by the investment manager of the Investment Fund in accordance with the policies established by the Investment Fund, absent information indicating that such value does not represent the fair value of the interest. The Fund could reasonably expect to receive this amount from the Investment Fund if the Fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. Due to the nature of the investments held by the Investment Funds, changes in market conditions and the economic environment may significantly impact the value of the Investment Funds and the fair value of the Fund's interests in the Investment Funds. Furthermore, changes to the liquidity provisions of the Investment Funds may significantly impact the fair value of the Fund's interests in the Investment Funds. Under some circumstances, the Fund or the Adviser and Subadviser may determine, based on other information available to the Fund or the Adviser and Subadviser, that an Investment Fund's reported valuation does not represent fair value. If it is determined that the Investment Fund's reported valuation does not represent fair value, the Adviser and Subadviser may choose to make adjustments to reflect the fair value. During the year ended March 31, 2015, no such adjustments were deemed necessary by the Adviser and Subadviser. The Fund Board has also established procedures for the valuation of investment securities other than securities of Investment Funds, if any, held directly by the Fund.

Accounting Standards Update ("ASU") 2009-12 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value based on the net asset value per share (the "NAV"), or its equivalent, of the investment as a practical expedient, without further adjustment, unless it is probable that the investment would be sold at a value significantly different than the NAV. If the practical expedient NAV is not as of the reporting entity's measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. In using the NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered in measuring fair value. Attributes of those investments include the investment strategies of the investment and may also include, but are not limited to, restrictions on the investor's ability to redeem its investments at the measurement date and any unfunded commitments. The Fund is permitted to invest in alternative investments that do not have a readily determinable fair value, and as such, has elected to use the NAV as calculated on the reporting entity's measurement date as the fair value of the investment. A description of each investment in the Fund by strategy can be found in the tables within the Schedule of Investments.

(b)   Income taxes – The Fund elects to be treated as, and qualifies as, a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

In accounting for income taxes, the Fund follows the guidance in FASB ASC 740, as amended by ASU 2009-06, Accounting for Uncertainty in Income Taxes. FASB ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. There were no uncertain tax positions as of March 31, 2015.

GAI Mesirow Insight Fund, LLC
(formerly known as ASGI Mesirow Insight Fund, LLC)

Notes to Financial Statements (continued)
March 31, 2015

The Fund utilizes a tax-year end of March 31 and the Fund's income and federal excise tax returns and all financial records supporting the 2012, 2013 and 2014 returns are subject to examination by the federal and Delaware revenue authorities.

(c)   Security transactions and investment income – The Fund's transactions are accounted for on a trade-date basis. Realized gains and losses on the Fund's transactions are determined on the average cost basis. Interest income is recognized on the accrual basis. The Fund will indirectly bear a portion of the Investment Funds' income and expenses, including management fees and incentive fees charged by the Investment Funds. That income and those expenses are recorded in the Fund's financial statements as unrealized appreciation/(depreciation) and not as income or expense on the Statement of Operations or in the Financial Highlights.

(d)   Cash and cash equivalents – The Fund maintains cash in an interest-bearing money market account, which, at times, may exceed federally insured limits. The Fund has not experienced any losses in such account and does not believe it is exposed to any significant credit risk on such bank deposits. All interest income earned will be paid to the Fund.

(e)   Rebate income – A portion of the management fees charged by some of the investment managers of the Investment Funds that the Fund invests in is rebated to the Fund and is recognized on the accrual basis.

(f)   Distributions – Distributions will be paid at least annually on limited liability company interests ("Shares") in an amount representing substantially all of the net investment income and net capital gains, if any, earned each year. Each investor (each, a "Member") will automatically be a participant under the Fund's Dividend Reinvestment Plan ("DRP") and have all income dividends and/or capital gains distributions automatically reinvested in Shares. Election by a Member not to participate in the DRP and to receive all income distributions and/or capital gain distributions, if any, in cash may be made by providing notice to the Member's broker or intermediary.

Distributions to Members from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from GAAP. The timing and character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

(g)   Use of estimates – The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

(h)   Fund expenses – The Fund bears all expenses incurred in its business and operations, and records them on an accrual basis. Expenses include, but are not limited to, administrative and extraordinary expenses and legal, tax, audit, escrow, fund accounting and printing expenses. Operating expenses also include: (1) investment related expenses, including, but not limited to, brokerage commissions, research fees, and other transactions costs; (2) interest and commitment expense on any borrowings; and (3) all costs and expenses associated with the registration of the Fund under, and in compliance with, any applicable federal and state laws.

GAI Mesirow Insight Fund, LLC
(formerly known as ASGI Mesirow Insight Fund, LLC)
Notes to Financial Statements (continued)
March 31, 2015

(i)   Expense limitation agreement – Through December 31, 2015, the Adviser has contractually agreed to limit the Fund's total annualized ordinary fund-wide operating expenses to 2.65%. In addition, Class A shares of beneficial interest ("Class A Shares") are subject to class-specific expenses. Class I shares of beneficial interest ("Class I Shares") have no class-specific expenses. Members holding Class A Shares will pay (in addition to up to 2.65% in ordinary fund-wide operating expenses) an additional annualized amount of up to 0.75% (the "Investor Distribution and Servicing Fee"), for a total annualized rate of up to 3.40%. The Adviser is authorized to recoup expenses attributable to Class A Shares waived in prior periods, provided that ordinary fund-wide operating expenses are less than the annual limitation rate in place at the time such expenses were borne by the Adviser (or affiliated predecessor) and that any such recoupment is limited to expenses incurred within three years of the end of the fiscal year during which the expenses were waived. No expenses were reimbursed to the Fund by the Adviser during the year ended March 31, 2015. However, expenses in the amount of $17,815 were recouped by the Adviser for the year ended March 31, 2015, and are included in the Statement of Operations.
As of March 31, 2015, amounts subject to recoupment within three years after the end of the fiscal year in which the Adviser reimbursed such expenses were as follows:
Class A
Amount	Date
$14,984	March 31, 2016

As of March 31, 2015, the amount of expenses recoupable by the Adviser and payable by the Fund was $1,959.

(j)   Third party service providers – BNY Mellon Investment Servicing (US) Inc. (the "Administrator") serves as the Administrator to the Fund. Under an agreement made between the Administrator and the Fund, the following annual fee will be calculated upon the Fund's beginning of the month's net assets and paid monthly:

0.085% of the first $200 million of beginning of month net assets;
0.070% of the next $200 million of beginning of month net assets; and
0.050% of beginning of month net assets in excess of $400 million.

The Fund also pays the Administrator certain fixed fees for financial statement preparation and other services.

The Bank of New York Mellon (the "Custodian") serves as the Custodian to the Fund. Under an agreement made between the Custodian and the Fund, 0.02% per annum is paid to the Custodian based on gross ending assets at the end of each month.

The Fund also pays the Custodian certain fixed fees for transactions and other services.

GAI Mesirow Insight Fund, LLC
(formerly known as ASGI Mesirow Insight Fund, LLC)
Notes to Financial Statements (continued)
March 31, 2015

(k)   Accounting pronouncements – In May 2015, the FASB issued ASU No. 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU 201507 eliminates the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (NAV) per share (or its equivalent) using the practical expedient. Reporting entities must provide sufficient information to enable users to reconcile total investments in the fair value hierarchy and total investments measured at fair value in the statement of assets, liabilities, and net assets. Additionally, the scope of current disclosure requirements for investments eligible to be measured at NAV will be limited to investments to which the practical expedient is applied. Reporting entities are required to adopt the ASU retrospectively. The standard is effective for interim and annual reporting periods for public entities beginning after December 15, 2015, and for all other entities for interim and annual reporting periods beginning after December 15, 2016, with early adoption permitted. At this time, management is evaluating the implications of adopting this change and its impact on the financial statements, however no material impact is expected.

3.   Related Party Transactions

Parties are considered to be related if one party has the ability to control the other party or exercise significant influence over the other party in making financial or operational decisions. Fees incurred with related parties during the year are disclosed in the Statement of Operations unless otherwise stated and include the following:

(a)   Investor Distribution and Servicing Fee – Under the terms of the wholesaling and placement agent agreement between the Fund and Global Alternative Investment Services, Inc. (formerly known as Alternative Strategies Brokerage Services, Inc.) (the "Placement Agent"), the Placement Agent is authorized to retain brokers, dealers and certain financial advisers for distribution services and to provide ongoing investor services and account maintenance services to Members purchasing Class A Shares that are their customers.

The Fund pays an Investor Distribution and Servicing Fee out of the net assets of Class A Shares at the annual rate of 0.75% of the aggregate net asset value of Class A Shares that have been outstanding for more than twelve (12) months, calculated and accrued as of the last day of each calendar month (before any repurchases of Class A Shares) and paid to the Placement Agent quarterly. The Investor Distribution and Servicing Fee is charged on an aggregate class-wide basis, and Members in Class A Shares will be subject to the Investor Distribution and Servicing Fee regardless of how long they have held their Class A Shares. The Investor Distribution and Servicing Fee is paid to the Placement Agent to reimburse it for payments made to investor service providers and for the Placement Agent's ongoing investor servicing. Pursuant to the conditions of an exemptive order issued by the Securities and Exchange Commission ("SEC"), the Investor Distribution and Servicing Fee is paid pursuant to a plan adopted by the Fund in compliance with Rule 12b-1 under the 1940 Act with respect to Class A Shares. Class I Shares are not subject to the Investor Distribution and Servicing Fee.

For the year ended March 31, 2015, the Fund expensed Investor Distribution and Servicing Fees of $37,387. As of March 31, 2015, there were $8,855 of Investor Distribution and Servicing Fees payable to the Placement Agent.

GAI Mesirow Insight Fund, LLC
(formerly known as ASGI Mesirow Insight Fund, LLC)
Notes to Financial Statements (continued)
March 31, 2015

(b)   Placement fees – Under the terms of the wholesaling and placement agent agreement between the Fund and the Placement Agent, the Placement Agent’s sub-agents are entitled to receive a placement fee based on the gross amount of Class A Shares purchased by a Member (the "Class A Share Placement Fee"). In determining the applicable Class A Share Placement Fee at the time of investment in Class A Shares, the amount of a Member's investment in Class A Shares (whether initial or additional) will be aggregated with the value of (i) the Member's investments in shares subject to a placement fee of any collective investment vehicle advised by the Adviser and (ii) investments in shares subject to a placement fee of any collective investment vehicle advised by the Adviser held by the Member's "Immediate Family Members" (as defined in the Fund's subscription agreement). The Member must indicate in the subscription agreement who such "Immediate Family Members" are and the amounts of their investments.
The Class A Share Placement Fee shall be deducted from the initial or additional subscriptions provided by the Member and is as follows:
Current Value of Class A Shares	Placement Fee
Less than $500,000	2.00%
$500,000 to less than $1,000,000	1.00%
$1,000,000 or more	0.50%

For the year ended March 31, 2015, there were no Class A Share Placement Fees paid to sub-agents of the Placement Agent by Members.

(c)   Investment advisory fees – Amounts paid, and payable, to the Adviser for the year ended March 31, 2015 are disclosed in Note 4.

(d)   Fund Board fees and expenses – For the year ended March 31, 2015, the Fund incurred Fund Board fees, including out of pocket expenses, of $58,692. As of March 31, 2015, amounts payable to the Fund Board were $4,296.

4.   Investment Advisory Agreement

The Adviser is registered with the SEC as an investment adviser under the Advisers Act. The Adviser also serves as investment adviser to private investment funds, some of which utilize a multi-manager, multi-strategy investment approach. The Adviser is registered with the Commodity Futures Trading Commission ("CFTC") as a commodity pool operator ("CPO") and a commodity trading advisor ("CTA"). Although the Adviser is registered as a CPO it intends to rely on the no-action relief afforded by CFTC Staff Letter No. 12-38 and the exception from CPO registration in CFTC Regulation 4.5. Therefore, the Adviser is not required to deliver a CFTC disclosure document to the Fund’s investors, nor is it required to provide Fund investors certified annual reports that satisfy the requirements of CFTC regulations generally applicable to registered CPOs. As of March 31, 2015, there is no certainty that the Adviser or other parties will be able to rely on these exclusions and exemptions in the future. Additional CFTC regulation (or a decision to no longer use strategies that trigger additional regulation) may cause the Fund to change its investment strategies or to incur additional expenses.

In addition, the CFTC, in consultation with other federal regulators, has proposed margin requirements for uncleared swap transactions. If adopted, the proposed requirements could increase the amount of margin necessary to conduct uncleared swap transactions, limit the types of assets that can be used as collateral for such transactions, and impose other restrictions. The proposed rule may also affect the ability of the Fund to use swap agreements to implement the Fund’s investment strategy and may substantially increase regulatory compliance costs for the Adviser and the Fund. As of March 31, 2015, the actual margin requirements and ultimate impact of the rule proposals on the Fund are uncertain.

GAI Mesirow Insight Fund, LLC
(formerly known as ASGI Mesirow Insight Fund, LLC)
Notes to Financial Statements (continued)
March 31, 2015

Pursuant to the terms of the advisory agreement between the Fund and the Adviser, the Adviser is responsible for selecting an investment subadviser to manage the Fund’s assets and to monitor such management of the Fund’s assets in accordance with the Fund’s investment objective and related investment policies. Subject to the approval of the Fund’s Board, the Adviser may elect to manage the Fund’s investments and determine the composition of the assets of the Fund.

Pursuant to an agreement with the Adviser and the Fund, the Subadviser is responsible for implementing a continuous investment program for the assets of the Fund, monitoring of the investment activities and holdings of the Fund, and for the selection of Investment Funds as well as direct investments of the Fund, in consultation with the Adviser.

The Fund accrues monthly and pays the Adviser each quarter a fee ("Management Fee") equal to one-twelfth of 1.25% of the aggregate net asset value of outstanding shares of the Fund calculated as of the last day of each month (before any repurchases of shares). The Management Fee incurred by the Fund for the year ended March 31, 2015 was $1,212,076. As of March 31, 2015, the Management Fee payable to the Adviser was $280,245. The Adviser pays the Subadviser a portion of the Management Fee as described in the subadvisory agreement among the Adviser, Subadviser, and the Fund.

5.   Investment Fund Transactions

Purchases of investments in Investment Funds for the year ended March 31, 2015 were $26,225,000. Proceeds from sales of investments in Investment Funds for the year ended March 31, 2015 were $51,970,732.

6.   Investments in Investment Funds

The Adviser and Subadviser monitor the performance of Investment Funds. Such monitoring procedures include, but are not limited to, monitoring market movements in the Investment Funds' portfolio investments, comparing performance to industry benchmarks, in depth conference calls and site visits with Investment Fund investment managers.

The Subadviser actively allocates, and from time to time reallocates, the Fund's assets among the Investment Funds. While redemptions are permitted as noted in the table below for the Investment Funds, such redemptions may be suspended at any time upon the election of the management of the Investment Funds.

The investment managers of the Investment Funds are not affiliated with the Adviser or the Subadviser.

Complete information about the underlying investments held by the Investment Funds is not readily available, so it is unknown whether the Fund, through its aggregate investment in Investment Funds, holds any single investment whereby the Fund's proportionate share exceeds 5% of the Fund's net assets as of March 31, 2015.

GAI Mesirow Insight Fund, LLC
(formerly known as ASGI Mesirow Insight Fund, LLC)
Notes to Financial Statements (continued)
March 31, 2015

The following table summarizes the Fund's investments in the Investment Funds during the year ended March 31, 2015, none of which were related parties. The Fund indirectly bears fees and expenses as an investor in the Investment Funds. Each investor of each Investment Fund pays the investment manager of the Investment Fund a management fee. The fee rate varies and ranges from 1.00% to 2.10% per annum of the net asset value of that Investment Fund. Additionally, the investment manager of each Investment Fund will generally receive an incentive fee/allocation from each investor ranging from 16% to 20% (subject to any applicable thresholds) of any net new appreciation of that Investment Fund as of the end of each performance period for which an incentive fee/allocation is calculated.

Investments in Investment Funds	% of Fund's Total Fair Value	Fair Value	Net Change in Unrealized Appreciation/ (Depreciation)	Realized Gain (Loss)	Redemptions Permitted*	Primary Geographic Location
LiquidAlts Omega Fund	10.4%	$7,247,921	$(252,079)	$—	Daily	Channel Islands
LibreMax Offshore Fund, Ltd.	8.5	5,949,855	456,037	—	Quarterly	Cayman Islands
Myriad Opportunities Offshore Fund Ltd.	7.9	5,515,744	515,744	—	Quarterly	Cayman Islands
Winton Futures Fund Ltd.	7.6	5,301,511	749,724	—	Monthly	British Virgin Islands
ValueAct Capital International II, LP	7.5	5,209,354	622,380	—	Annually	British Virgin Islands
Axonic Credit Opportunities Overseas Fund, Ltd.	7.4	5,116,319	282,157	198,698	Quarterly	Cayman Islands
Discovery Global Macro Fund Ltd.	7.3	5,089,935	(210,065)	—	Quarterly	Cayman Islands
Corvex Offshore Ltd.	6.8	4,751,719	(10,317)	1,016,546	Quarterly	Cayman Islands
Owl Creek Overseas Fund Ltd.	6.4	4,473,132	(233,023)	—	Annually	Cayman Islands
Trend Macro Offshore Ltd.	6.4	4,421,852	71,852	—	Monthly	Cayman Islands
King Street Europe, Ltd.	5.8	4,049,272	(461,925)	517,537	Quarterly	British Virgin Islands
HFR RVA Kayne MLP 1.25x Fund	4.8	3,367,437	(143,425)	—	Weekly	Bermuda
Senator Global Opportunity Offshore Fund Ltd.	4.8	3,336,184	327,385	—	Quarterly	Cayman Islands
Naya Fund	4.3	3,011,868	(162,418)	303,614	Quarterly	Cayman Islands
HFR CA Lazard Rathmore Fund	4.1	2,819,251	(352,345)	294,635	Weekly	Bermuda
Balestra Global Ltd.	—	—	328,573	(480,985)	Quarterly	Cayman Islands
dbX-Global Long/Short Equity 7 Fund	—	—	(911,954)	845,247	Monthly	Channel Islands
dbX-US Long/Short Equity 12 Fund	—	—	(2,425,688)	2,334,577	Monthly	Channel Islands
HFR ED Global Fund	—	—	(1,619,888)	1,554,302	Monthly	Bermuda
Kepos Alpha Fund, Ltd.	—	—	244,164	(86,977)	Quarterly	Cayman Islands
KKR Credit Alpha Fund	—	—	(315,456)	344,292	Monthly	Cayman Islands
MKP Opportunity Offshore, Ltd.	—	—	(279,347)	296,283	Monthly	Cayman Islands
Southpoint Qualified Offshore Fund, Ltd.	—	—	(384,855)	421,450	Quarterly	Cayman Islands
Taylor Woods Fund Ltd.	—	—	(258,579)	188,424	Quarterly	Cayman Islands
Total Investments in Investment Funds	100.0%	$69,661,354	$(4,423,348)	$7,747,643

*      Subject to the terms of the offering memorandums of the Investment Funds.

While redemptions are permitted as noted in the table above for the Investment Funds, such redemptions may be deferred or suspended at any time upon the election of the investment manager of the Investment Fund. Moreover, certain Investment Funds may amend their liquidity provisions or otherwise further restrict the Fund's ability to make withdrawals from those Investment Funds. No such restrictions were in place as of or during the year ended March 31, 2015. The Fund had no unfunded capital commitments as of March 31, 2015.

GAI Mesirow Insight Fund, LLC
(formerly known as ASGI Mesirow Insight Fund, LLC)
Notes to Financial Statements (continued)
March 31, 2015

The following is a summary of the investment strategies of the Investment Funds held in the Fund as of March 31, 2015:

Credit Strategies. Credit strategies commonly invest long and short in debt obligations of public and private companies to provide exposure to credit and/or volatility risks associated with those asset classes. For example, credit funds may invest long and short in debt obligations of companies that are in a period of stress due to, for instance, operational difficulties, financial duress, or bankruptcy proceedings. Long-biased credit funds typically have a net long exposure greater than 50%. Long/short credit funds generally maintain net exposure between 50% short and 50% long. Short-biased credit funds generally maintain a net short exposure greater than 50% net short. Multi-strategy credit funds invest across multiple credit strategies. An Investment Fund may make opportunistic allocations of capital across various structured product assets. Structured product transactions typically involve securities that entitle an Investment Fund to receive payments based primarily on the cash flows or market value of a specified pool of financial assets. Examples of structured product investments include collateralized bond, loan, and debt obligations as well as synthetic positions replicating such obligations, residential mortgage-backed securities, commercial mortgage-backed securities, and other asset-backed securities.

Diversified/Multi-Strategies. Diversified/Multi-Strategy Investment Funds may employ any of the strategies described herein, as well as any other strategy the investment manager determines presents the opportunity for profit in light of current market conditions.

Event-Driven Strategies. Event driven strategies generally seek to profit from anticipated outcomes of company-specific or transaction-specific events. Company events that serve as investment catalysts for event managers include mergers, acquisitions, transfers of assets, tender offers, exchange offers, recapitalizations, liquidations, divestitures, spin-offs, equity restructurings, and reorganizations. Event driven strategies rely upon the accurate forecasting of the outcome of particular events in addition to high quality valuation analyses. Investment Funds employing event strategies may invest long, short, or both, and generally do not rely on market direction for results. Examples of event driven strategies include merger arbitrage, in which an Investment Fund will be long the stock of a merger target while shorting the stock of the acquiring company, and event equity, in which an Investment Fund invests in a spin-off, recapitalization, or similar event that (unlike merger arbitrage) does not have a defined time frame or announced target price.

Hedged Equity Strategies. Hedged equity Investment Funds primarily invest in stocks of companies of varying market capitalizations. Such companies are primarily listed in the U.S., European, and developed Asian equities markets, although Investment Funds may invest in equity instruments in other regions, and may also invest a portion of assets in certain non-equity related securities. Hedged equity Investment Funds generally take both long and short positions or utilize other hedged investment approaches designed to control (but not eliminate) market exposure. Hedged equity Investment Funds tend to have a defined, fundamental investment philosophy, much like that of a traditional equity fund, and they generally implement that philosophy on both the long and short sides of the market. The hedged equity strategies to which the Fund may have exposure include opportunistic, loose neutral, long-biased, and short-biased. Opportunistic Investment Funds take both long and short positions in equity securities and derivatives at levels of exposure that vary depending on their investment outlook. Opportunistic strategies are typically expected to profit from stock picking skills, as well as portfolio risk management, and may use fundamental, bottom-up, and top-down sector and macro analysis. Opportunistic Investment Funds may have net short exposure to equity markets at points in time, but typically are expected to have a long bias over a market cycle and many will have net exposures in the 20% to 50% range. Loose neutral strategies generally involve being simultaneously long and short equity portfolios of the same size within a geographic region or sector and are typically intended to profit from market inefficiencies. Loose neutral managers typically maintain net exposure between 20% short and 20% long. Long-biased Investment Funds typically invest both long and short, but have a net long exposure to the equity markets (generally greater than 50% to 70% net long, although the Subadviser may invest with Investment Funds that have 100% long exposure), such that their strategies can be expected to perform better in rising markets. Investment Funds may utilize niche strategies, focusing on growth or value stocks, small or large capitalization companies, particular industries, or a particular geographical region or sector. Short-biased Investment Funds are a sub-set of hedged equity strategies that typically maintain net short exposure to equity markets by taking short positions in companies whose equities they expect to decline in price. The Subadviser generally invests in short-biased managers in order to offer greater diversification of short selling exposure. The Subadviser may utilize short-biased Investment Funds to decrease or hedge long equity exposure resulting from long positioning of other Investment Funds. Short exposure may be taken through the use of short-selling, or through exchange traded or over-the-counter derivative instruments such as futures, options, and swaps.

GAI Mesirow Insight Fund, LLC
(formerly known as ASGI Mesirow Insight Fund, LLC)
Notes to Financial Statements (continued)
March 31, 2015

Macro and Commodity Strategies. Macro and commodity strategies typically engage in an analysis of economic, political, and financial market conditions incorporating a variety of macro and micro considerations including, but not limited to, the business cycle, central bank policy, the regulatory and political environment, demographics, and fiscal policy in an effort to identify investment opportunities across a wide range of investment instruments. The macro and commodity investment approach is wide ranging, attempting to identify potential market opportunities irrespective of market sector, instrument or asset traded, or geography. Investment Funds may use a number of trading strategies in an attempt to achieve their investment objectives including, but not limited to, futures investing, equity long/short strategies, and credit-related strategies. The various techniques that Investment Funds employ may be used as independent profit opportunities, as well as to hedge existing positions. To implement macro and commodity strategies, Investment Funds may trade securities of all kinds, derivative instruments (including, but not limited to, forwards, swaps, swaptions, collars, caps, floors, and other types of over-the-counter derivatives, as well as exchange-traded derivatives, including options, futures, and options on futures) on currencies, interest rates, commodities, and other types of financial and non-financial underlyings, or other transactions with similar substantive or economic effect, and other investments of all types and kinds.

Relative Value Strategies. Relative value strategies encompass a wide range of investment techniques that are intended to profit from pricing inefficiencies. Relative value strategies generally involve taking a position in one instrument and simultaneously taking an offsetting position in a related instrument in an attempt to profit from incremental changes in the price differential. Relative value strategies are implemented in a manner intended to substantially limit, if not entirely remove, the impact of market direction on performance. Examples of relative value strategies are (a) convertible bond arbitrage, in which an Investment Fund is long a convertible bond and short the issuer's common stock in an attempt to profit from the mispricing between the two securities, (b) volatility arbitrage, in which an Investment Fund invests in long and short volatility positions, typically through options, (c) capital structure arbitrage, in which an Investment Fund is long an issuer's security that is senior or junior to securities elsewhere in the issuer's capital structure that the Investment Fund takes a short position in, with an expectation that the relative prices of the issuer's two securities will converge, and (d) strict market neutral, which is typically a quantitative strategy in which long and short positions are taken in equal weight, with the aim of removing market bias.

GAI Mesirow Insight Fund, LLC
(formerly known as ASGI Mesirow Insight Fund, LLC)
Notes to Financial Statements (continued)
March 31, 2015

7. Fair Value Measurements

The Fund measures fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three levels of the fair value hierarchy are:

•
Level 1 – Unadjusted quoted prices for identical securities in an active market. Since valuations are based on quoted prices that are readily-accessible at the measurement date, valuation of these securities does not entail a significant degree of judgment.

•	Level 2 – Quoted prices in non-active markets for which all significant inputs are observable either directly or indirectly. Level 2 inputs may also include pricing models whose inputs are observable or derived principally from or corroborated by observable market data.
•	Level 3 – Prices or valuation techniques that require inputs that are both significant to the fair value and unobservable. Little if any market activity exists for Level 3 securities.

The Adviser considers subscription and redemption rights, including any restrictions on the disposition of the interest, in its determination of the fair value of investments in Investment Funds. Investments in Investment Funds and equity securities are included in Level 1 of the fair value hierarchy if an unadjusted price can be obtained from a reputable, independent third party pricing source as of the measurement date. Investments in Investment Funds are included in Level 2 of the fair value hierarchy if the Fund can provide the appropriate redemption notice and can redeem its investment within 90 days of fiscal year end. All other investments in Investment Funds are classified as Level 3.

The Fund recognizes transfers into and out of the levels indicated above at the end of the reporting period.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's investments as of March 31, 2015 is as follows:

Description	Total Fair Value at March 31, 2015	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investment Funds
Credit	$15,115,446	$—	$15,115,446	$—
Diversified/Multi-Strategy	5,515,744	—	5,515,744	—
Event-Driven	7,809,316	—	7,809,316	—
Hedged Equity	23,588,299	—	18,378,945	5,209,354
Macro and Commodity	14,813,298		14,813,298	—
Relative Value	2,819,251	—	2,819,251	—

Investments in Securities
Equity	$3,842,500	$3,842,500	$—	$—
Total Investments	$73,503,854	$3,842,500	$64,452,000	$5,209,354

GAI Mesirow Insight Fund, LLC
(formerly known as ASGI Mesirow Insight Fund, LLC)
Notes to Financial Statements (continued)
March 31, 2015

There were no transfers between Level 1 and Level 2 for the year ended March 31, 2015.

The following is a reconciliation of Level 3 investments for which the Fund cannot redeem its investment within 90 days of fiscal year end:

	Balance, as of April 1, 2014	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	(Sales)	Transfers into Level 3	Transfers out of Level 3	Balance, as of March 31, 2015
Investments in
Investment Funds
Diversified/Multi-
Strategy	$–	$–	$515,744	$5,000,000	$–	$–	$(5,515,744)	$–
Hedged Equity	4,161,974	–	622,380	425,000	–	–	–	5,209,354
Macro and Commodity	–	–	(210,065)	5,300,000	–	–	(5,089,935)	–

Total	$4,161,974	$–	$928,059	$10,725,000	$–	$–	$(10,605,679)	$5,209,354

All transfers out of Level 3 during the period were due to expiry of lock-up terms on certain Investment Funds and a portion of the Fund's investment in these Investment Funds now being available for withdrawal within 90 days of fiscal year end or due to unadjusted prices now being available from a reputable, independent third party pricing source as of the measurement date to determine fair value.

The following table is the net change in unrealized appreciation/(depreciation) for the year ended March 31, 2015 related to Level 3 investments in Investment Funds still held by the Fund as of March 31, 2015:
Investments in Investment Funds	Net change in unrealized appreciation/ (depreciation)

Hedged Equity	$622,380

8.   Capital Share Transactions

The Fund offers two separate classes of Shares, Class I Shares and Class A Shares, to investors eligible to invest in the Fund.

The Fund accepts initial and additional subscriptions for shares on subscription dates, which occur only once each month, effective as of the beginning of the first calendar day of the month at the relevant net asset value per Share of the Fund as of the end of the last calendar day of the prior month. The Fund Board may discontinue accepting subscriptions at any time.

To provide a limited degree of liquidity to Members, the Fund may from time to time offer to repurchase shares pursuant to written tenders by Members. Tender offers will be made at such times, in such amounts and on such terms as may be determined by the Fund Board in its sole discretion.

The Adviser expects to recommend ordinarily that the Fund Board authorize the Fund to offer to repurchase Shares from Members quarterly.

GAI Mesirow Insight Fund, LLC
(formerly known as ASGI Mesirow Insight Fund, LLC)
Notes to Financial Statements (continued)
March 31, 2015

For the year ended March 31, 2015, transactions in the Fund's shares were as follows:

	Subscriptions (in Shares)	Subscriptions	Reinvestment of Distributions (in Shares)	Reinvestment of Distributions	Tenders (in Shares)	Tenders
Class I	3,629.619	$3,825,000	3,040.482	$3,057,577	(28,146.488)	$(29,468,713)
Class A	–	–	237.483	232,714	(560.118)	(566,357)
	3,629.619	$3,825,000	3,277.965	$3,290,291	(28,706.606)	$(30,035,070)

9.   Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as any such exposure would result from future claims that may be, but have not yet been, made against the Fund based on events which have not yet occurred. However, based on the Adviser's and Subadviser's experience, the Fund believes the risk of loss from these arrangements to be remote.

10.   Risk Factors

An investment in the Fund involves various risks. The Fund allocates assets to Investment Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity, fixed income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over-the-counter derivatives markets, the illiquidity of derivative instruments and the risk of loss from counterparty defaults. No guarantee or representation is made that the investment program will be successful.

11. Line of Credit Arrangement

The Fund maintains a committed, secured line of credit (the "Facility") with Deutsche Bank AG ("DB"). The Facility had the following terms: (a) interest rate of applicable London Interbank Offered Rate ("LIBOR") rate plus 1.00% per annum and (b) a commitment fee of 0.65% per annum of the maximum principal amount. Effective January 30, 2015, the committed amount was reduced from $15,000,000 to $12,000,000.

For the year ended March 31, 2015, the Fund had weighted average borrowings of $533,699. The weighted average interest rate on borrowings for the year ended March 31, 2015 was 0.00343%. As of March 31, 2015, there was no outstanding balance under the line of credit. Interest of $6,482 was expensed and there was no outstanding interest fee payable as of March 31, 2015.

For the year ended March 31, 2015, commitment fees of $95,604 were expensed and are included in the accompanying Statement of Operations. Commitment fees of $13,000 were payable to DB as of March 31, 2015.

GAI Mesirow Insight Fund, LLC
(formerly known as ASGI Mesirow Insight Fund, LLC)
Notes to Financial Statements (continued)
March 31, 2015

The Fund is required to meet certain financial covenants, such as maintaining a target collateralization rate of 25%, as defined in the credit facility to be the sum of the aggregate principal amount outstanding on the last business day of each month plus the accrued but unpaid interest amounts (as of such date) divided by the gross portfolio values as of the last business day of each month. The Fund met all financial covenants as of and during the year ended March 31, 2015.

12.   Federal Income Tax Information

For each taxable year that the Fund qualifies as a RIC under Subchapter M of the Code, the Fund will not be subject to federal income tax on that part of its taxable income that it distributes to Members. Taxable income consists generally of net investment income and net capital gains. The Fund will distribute substantially all of its net investment income and net capital gains to Members.

Distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book-to-tax differences are either temporary or permanent in nature.

The following reclassifications were a result of tax differences relating to investments in partnership securities and passive foreign investment companies. Net assets were not affected by these reclassifications.

For the year ended March 31, 2015, the Fund decreased accumulated undistributed net investment loss by $4,082,703, decreased accumulated realized gain/(loss) by $3,932,866 and decreased paid-in-capital by $149,837.

Distributions on the Fund's Shares are generally subject to federal income tax to the extent they do not exceed the Fund's earnings and profits. Such distributions are likely to occur in respect of Shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. The tax basis of distributable earnings as of March 31, 2015 was as follows:

Ordinary Income	$2,697,792
Post-October capital loss deferral	$(636,964)
Unrealized appreciation/(depreciation)	$323,823

For the year ended March 31, 2015, the tax character of distributions paid by the Fund was $3,171,170 of ordinary income and $1,058,322 of long-term capital gains. Distributions from net investment income and short-term capital gains are treated as ordinary income dividends for federal tax purposes.

For the year ended March 31, 2015, the Fund will elect to defer post-October capital losses of $636,964. Under federal law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following year.

GAI Mesirow Insight Fund, LLC
(formerly known as ASGI Mesirow Insight Fund, LLC)
Notes to Financial Statements (continued)
March 31, 2015

13. Subsequent Events

The Adviser has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued, and has determined that there were no events that required disclosure, other than those listed below.

Subsequent to year end, the Fund received additional subscriptions of $100,000.

GAI Mesirow Insight Fund, LLC
(formerly known as ASGI Mesirow Insight Fund, LLC)

Supplemental Information (unaudited)

Tax Information

For the year ended March 31, 2015, certain dividends paid by the Fund have been designated as qualified for the reduced tax rate as provided for by the Jobs and Growth Tax Relief Act of 2003. Of the ordinary income distributions paid during the year, 10.61% qualify for the reduced tax rate. The Fund did distribute $1,058,322 of long-term capital gain dividends.

For the year ended March 31, 2015, certain dividends paid by the Fund qualify for the corporate dividends received deduction. Of the ordinary income distributions paid during the year, 7.48% qualify for the corporate dividends received deduction.

The Board of Managers of the Fund

The Fund Board provides broad oversight over the operations and affairs of the Fund, and has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct, and operation of the Fund's business. The Fund Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

The Members of the Fund's Board of Managers ("Managers") are not required to hold Shares of the Fund. A majority of the Managers are persons who are not "interested persons" (as defined in the 1940 Act) of the Fund (collectively, the "Independent Managers"). The Independent Managers perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation or trust.

The identity of the Independent Managers and officers of the Fund and brief biographical information regarding each such person during the past five years is set forth below. Each Independent Manager who is deemed to be an "interested person" of the Fund, as defined in the 1940 Act (an "Interested Manager"), is indicated by an asterisk. The business address of each person listed below is 401 South Tryon Street, Charlotte, NC 28202.

GAI Mesirow Insight Fund, LLC
(formerly known as ASGI Mesirow Insight Fund, LLC)
Supplemental Information (unaudited) (continued)

Managers

Name and Age(1)	Position(s) With the Fund	Term of Office and Length(2) of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen by Managers	Other Directorships Held by Manager During the Last 5 Years
Adam Taback* Age: 44	Manager, President	Since 2011	Senior Vice President, Wells Fargo Investment Institute, Inc., since 2001; President, Wells Fargo Alternative Asset Management, LLC, 2011; President, Global Alternative Investment Services, Inc., since 2010.	4
Chairman of the Board of Trustees, GAI Agility Income Fund, since 2010: Chairman of the Board of Managers, GAI Aurora Opportunities Fund, LLC, since 2010; Chairman of the Board of Managers, GAI Corbin Multi-Strategy Fund, LLC, since 2010.

James Dean Age: 59	Manager	Since 2011	Executive Vice Chancellor and Provost, UNC at Chapel Hill, since 2013; Dean, Kenan-Flagler Business School, UNC Chapel Hill, since 1998-2013.	4	Trustee, GAI Agility Income Fund, since 2010; Member of Board of Managers, GAI Aurora Opportunities Fund, LLC, since 2010; Member of Board of Managers, GAI Corbin Multi-Strategy Fund, LLC, since 2010.
James Dunn Age: 42	Manager	Since 2011	Chief Executive Officer, Chief Investment Officer, Verger Capital Management LLC, since 2014; Vice President, Chief Investment Officer, Wake Forest University, 2009-2014; Managing Director, Chief Investment Officer, Wilshire Associates, 2005-2009.	4	Trustee, GAI Agility Income Fund, since 2010; Member of Board of Managers, GAI Aurora Opportunities Fund, LLC, since 2010; Member of Board of Managers, GAI Corbin Multi-Strategy Fund, LLC, since 2010.
Stephen Golding Age: 66	Manager	Since 2011	Chief Financial Officer, Vice President Finance and Administration, Ohio University, since 2010; Executive Vice President, Finance and Administration, Cornell University, 2005-2009.	4
Trustee, Washington College, since 2003; Trustee, GAI Agility Income Fund, since 2010; Member of Board of Managers, GAI Aurora Opportunities Fund, LLC, since 2010; Member of Board of Managers, GAI Corbin Multi-Strategy Fund, LLC, since 2010; Trustee, Wells College, since 2009.

James Hille Age: 52	Manager	Since 2011	Chief Investment Officer, Texas Christian University, since 2006; Chief Investment Officer, Teachers Retirement System of Texas, 1995-2006	4
Trustee, Employees Retirement System of Fort Worth, 2007-2011; Board Member, Texas Comptroller’s Investment Advisory Board, since 2007; Trustee, Communities Foundation of Texas, since 2012; Trustee, Trinity Valley School, since 2009; Trustee, GAI Agility Income Fund, since 2010; Member of Board of Managers, GAI Aurora Opportunities Fund, LLC, since 2010; Member of Board of Managers, GAI Corbin Multi-Strategy Fund, LLC, since 2010; Board Member, Investment Advisory Board of the Texas State Treasury Safekeeping Trust Fund; Board Member, Investment Advisory Committee of Employee Retirement System of Texas, since 2011; Trustee, Silver Ventures, Inc., since 2012.

Jonathan Hook Age: 56	Manager	Since 2011	Chief Investment Officer, Harry and Jeanette Weinberg Foundation, since 2014; Vice President, Chief Investment Officer, The Ohio State University, 2008-2014 ; Chief Investment Officer, Baylor University, 2001-2008.	4
Trustee, GAI Agility Income Fund, since 2010; Member of Board of Managers, GAI Aurora Opportunities Fund, LLC, since 2010; Member of Board of Managers, GAI Corbin Multi-Strategy Fund, LLC, since 2010; Member of the Board of Directors, Research Corporation for Science Advancement (RCSA), since 2011.

GAI Mesirow Insight Fund, LLC
(formerly known as ASGI Mesirow Insight Fund, LLC)
Supplemental Information (unaudited) (continued)

Name and Age(1)	Position(s) With the Fund	Term of Office and Length(2) of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen by Managers	Other Directorships Held by Manager During the Last 5 Years
Dennis Schmal Age: 68	Manager	Since 2008	Self-employed; Board Director and Consultant.	4
Trustee, GAI Agility Income Fund, LLC, since 2011; Member of Board of Managers, GAI Aurora Opportunities Fund, LLC, since 2011; Member of Board of Managers, GAI Corbin Multi-Strategy Fund, LLC, since 2011, Director, Grail Advisors ETF Trust (5 Funds) 2009-2011; Director, AssetMark, GuideMark and GuidePath mutual funds (16 Funds), since 2006; Chairman of the Board of Directors of Pacific Metrics Corporation, 2005-2014; Director and Chairman of the Board, Sitoa Global, Inc., 2012-2013; Director, Varian Semiconductor Equipment Associates, 2004-2011; Director, Merriman Holdings, Inc., since 2003; Director, Owens Realty Mortgage Inc., since 2013; Trustee, Cambria ETF Funds, since 2013; Director, North Bay Bancorp, 2006-2007.

*	Indicates an Interested Manager.

(1)	As of March 31, 2015.

(2)	Each Manager serves until death, retirement, resignation or removal from the Board. Any Manager may be removed either (a) with or without cause by the vote or written consent of at least two thirds (2/3) of the Managers not subject to the removal vote (but only if there are at least three Managers serving on the Board at the time of such vote or written consent) or (b) with or without cause by, if at a meeting, a vote of the Members holding a majority of the total number of votes present at such meeting or, if by written consent, a vote of Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members.

(3)	The "Fund Complex" is currently comprised of four closed-end registered investment companies.

Principal Officers who are not Managers:

Name and Age(1)	Position(s) With the Fund	Length of Time Served(2)	Principal Occupation During Past Five Years
Michael Roman Age: 34	Treasurer	Since 2011
Treasurer, Wells Fargo Alternative Asset Management, LLC, 2011; Fund Reporting Manager, Alternative Strategies Group, Inc., since 2007; Senior Analyst, Alternative Strategies Group, Inc., 2006; Senior Financial Analyst, Turbine, Inc; 2003-2006.

Britta Patterson Age: 40	Secretary	Since 2011
Senior Vice President and Secretary, Wells Fargo Investment Institute, Inc., since 2008; Director and Chief Administrative Officer, AG Edwards Capital, Inc., since 2008; Director (2009-2014), Chief Administrative Officer, Wells Fargo Investment Institute, Inc., 2005-2014; Chief Administrative Officer, Senior Vice President, Wells Fargo Alternative Asset Management, LLC, 2011.

Jeffrey Minerva Age: 33	Assistant Treasurer	Since 2013
Senior Fund Reporting Analyst, Alternative Strategies Group, Inc., since 2011; Audit Senior, Deloitte & Touche, LLP, 2007-2011; Audit Senior Associate, Deloitte & Touche, LLP, 2006-2007; Audit Associate, Deloitte & Touche, LLP, 2005-2006.

GAI Mesirow Insight Fund, LLC
(formerly known as ASGI Mesirow Insight Fund, LLC)

Supplemental Information (unaudited) (continued)

Name and Age(1)	Position(s) With the Fund	Length of Time Served(2)	Principal Occupation During Past Five Years
James Angelos Age: 67	Chief Compliance Officer	Since 2014
Chief Compliance Officer, Wells Fargo Investment Institute, Inc., since 2014; Chief Compliance Officer, A.G. Edwards Capital, Inc., since 2014; Senior Industry Consultant, Mainstay Capital Markets Consultants, Inc., 2013-2014; Surveillance Director, Financial Industry Regulatory Authority, 2011-2013; Vice President-Asset Management Compliance, Ameriprise Financial Services, 2007-2010.

Sean M. Nicolosi Age: 41	Chief Operating Officer	Since 2014
Chief Operating Officer and Director, Alternative Strategies Group, Inc., since 2014; Chief Operating Officer and Director, A.G. Edwards Capital, Inc., since 2014; Vice President and Operations Manager, Alternative Strategies Group, Inc., 2012-2014; Vice President and Senior Financial Reporting Manager, BNY Mellon Global Investment Services, 2011-2012; Administration Manager, Alternative Strategies Group, Inc., 2005-2011.

(1)	As of March 31, 2015.

(2)	Each officer of the Fund serves for an indefinite term until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

Form N-Q Filings

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Forms N-Q will be available on the SEC's website at www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-(800) SEC-0330.

Proxy Voting Policies

Information on how the Fund voted proxies relating to portfolio securities during the prior twelve month period ending June 30 of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities will be available without charge, by request, by calling (415) 371-4000 and on the SEC’s web site at www.sec.gov.

Item 2. Code of Ethics.
(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)
There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)
The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.
As of the end of the period covered by the report, the registrant’s board of managers has determined that Stephen T. Golding is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $105,000 for 2014 and $107,625 for 2015.

Audit-Related Fees

(b)
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2014 and $0 for 2015.

Tax Fees

(c)
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $38,000 for 2014 and $38,000 for 2015.

The Registrant’s principal accountant provided tax compliance services to the Registrant, including reviewing tax filings and advising the Registrant with respect to various tax-related matters.

All Other Fees

(d)
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2014 and $0 for 2015.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit and Non-Audit Services Pre-Approval Policy with respect to the registrant is set forth below:
Revised as of May 7, 2015

Audit Committee of
GAI Mesirow Insight Fund, LLC
[Additional Funds]
 (the “Funds”)
Audit and Non-Audit Services Pre-Approval Policy (the “Policy”)
I.                    Statement of Principles
Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees/Managers of the Funds (the “Committee”) is responsible for the appointment, compensation and oversight of the services provided by the independent registered public accounting firm (i.e., an accounting firm that has registered with the Public Company Accounting Oversight Board (the “PCAOB”)) to the Funds (the “Auditor”).  As part of this responsibility, the Committee is required to pre-approve the audit and non-audit services performed by the Auditor in order to assure that these services do not impair the Auditor’s independence.  In addition, these procedures also require the Committee to pre-approve non-audit services provided by the Auditor to Wells Fargo Investment Institute, Inc. (“WFII”) (or any entity in a control relationship with WFII that provides ongoing services to the Funds) where such non-audit services relate directly to the operations and financial reporting of the Funds as further assurance that such services do not impair the Auditor’s independence.
3

The Committee charter requires the Committee to pre-approve all audit and non-audit services provided to the Funds by the Auditor, except for de minimis fees (less than 5% of the total fees received by the Auditor in a fiscal year for services provided to the Funds) for non-audit services that were not recognized at the time of the engagement of the Auditor to be non-audit services and which are promptly brought to the attention of the Committee and approved prior to the completion of the audit.
This Policy follows two different approaches to pre-approving services: (1) proposed services may be generally pre-approved (“General Pre-Approval”); or (2) proposed services will require specific pre-approval (“Specific Pre-Approval”).  Unless a type of service provided by the Auditor has received General Pre-Approval, it will require Specific Pre-Approval by the Committee.
Exhibit A to this Policy describes the Audit, Audit-Related, Tax and All Other Services subject to General Pre-Approval, which hereby are pre-approved by the Committee.  The Committee will annually review these services.  It is expected that such review will occur annually at a regularly scheduled Committee meeting.
II.                   Audit Services
The Funds’ annual audit services engagement scope and terms will be subject to Specific Pre-Approval of the Committee.  Audit services performed thereafter during such engagement are subject to General Pre-Approval and include the annual financial statement audit and other procedures required to be performed by the Auditor in order to be able to form an opinion on the Funds’ financial statements.  The audit services subject to General Pre-Approval, which hereby are pre-approved, are set forth in Exhibit A.
III.                 Audit-Related Services
Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by an independent auditor.
The audit-related services subject to General Pre-Approval, which here are pre-approved, are set forth in Exhibit A.
IV.                Tax Services
The Securities and Exchange Commission (the “SEC”) has stated generally that an Auditor may provide tax services to an audit client, such as tax compliance, tax planning and tax advice, if such services do not impair the Auditor’s independence.  Circumstances where providing certain tax services would impair the Auditor’s independence, such as representing the Funds in tax court or other situations involving public advocacy are not permitted.
The tax services subject to General Pre-Approval, which hereby are pre-approved, are listed in Exhibit A.
4

V.                 All Other Services
The Committee believes that other types of non-audit services may also be permitted if such non-audit services: (a) are routine and recurring services; (b) would not impair the independence of the Auditor; and (c) are consistent with the Act and the rules relating thereto.  The Committee shall consider such non-audit services as being subject to Specific Pre-Approval, and consider such services on a case-by-case basis.
VI.                Prohibited Services
The Auditor is prohibited from providing the following non-audit services to the Funds at any time:
(1) Bookkeeping or other services related to the Funds’ accounting records or financial statements;
(2) Financial information systems design and implementation;
(3) Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
(4) Actuarial services;
(5) Internal audit outsourcing services;
(6) Management functions or human resources;
(7) Broker or dealer, investment adviser, or investment banking services;
(8) Legal services and expert services unrelated to the audit; and
(9) Any other service that the PCAOB determines, by regulation, is impermissible.
VII.              Procedures
At least annually, the Funds’ Chief Financial Officer and the Auditor shall jointly submit to the Committee for approval a revised Exhibit A.

5

EXHIBIT A

GAI Mesirow Insight Fund, LLC
[Additional Funds]
 (the “Funds”)

Schedule of Audit, Audit-Related, Tax and Other Non-Audit Services
Subject to General Pre-Approval

Revised as of May 7, 2015

Service	Summary of Services
Audit Services

Audit	Recurring audit of financial statements of the Funds in accordance with U.S. generally accepted auditing standards including, but not limited to:

	▪	Annual letter regarding the Funds’ internal control to be included in the annual report to the SEC on Form N-SAR

▪
Review of any post-effective amendment to the Funds’ registration statement on SEC Form N‑2, and consent to the incorporation by reference, if any, of the Auditor’s report on the Funds’ financial statements in such SEC filing

	▪	Review of the Funds’ respective portfolios in connection with determining whether each Fund qualifies as a regulated investment company

	▪	Accounting consultations and tax services required to perform an audit in accordance with U.S. generally accepted auditing standards

Other audit and special reports including, but not limited to:

All services relating to any subsequent filings of registration statements (including amendments thereto) for the Funds with the SEC, including issuance of auditor consents
Audit-Related Services

Consultations regarding accounting, operational or regulatory implications, or regulatory/compliance matters of proposed or actual transactions affecting the operations or financial reporting	Includes consultations relating to new regulatory rules and guidance, unusual or non-recurring transactions and other regulatory or financial reporting matters that are generally non-recurring
6

Service	Summary of Services
Other auditing procedures and issuance of special purpose reports	Auditing procedures and special reports, including those needed for
	▪	Separate audit reports in connection with Rule 17f-2 security counts

	▪	Various governmental agencies tax authorities and Fund mergers

Tax Services

Tax services	Recurring tax services including, but not limited to:

	▪	Review and sign the Funds’ federal income tax returns (Form 1120-RIC, U.S. Income Tax Return for Regulated Investment Companies) and applicable state and local returns

	▪	Review annual income and excise distribution requirements and review and sign related excise tax returns of the Funds

Consultations regarding tax consequences of proposes or actual transactions
Consultations on U.S. tax matters, such as fund reorganizations; tax basis earnings and profits computations; evaluating the tax characteristics of certain expenses and income items; advice on accounting methods, timing issues, compliance matters and characterization issues

(e)(2)
The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 100%

(d) 0%

(f)
The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)
The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $38,000 for 2014 and $38,000 for 2015.

7

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Proxy Voting authority has been delegated to the registrant’s subadviser, Mesirow Advanced Strategies, Inc. (“MAS”).  The Proxy Voting Policies are set forth below.
MESIROW ADVANCED STRATEGIES, INC.
PROXY VOTING POLICIES AND PROCEDURES
(Effective May 1, 2013)
Introduction
Rule 206(4)-6 adopted by the Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940, as amended, requires that a registered investment adviser that votes client securities:
(1)
adopt and implement written policies and procedures reasonably designed to ensure that proxies, with respect to securities in client accounts where the adviser exercises voting discretion, are voted in the best interest of its clients, which procedures must include how the adviser addresses material conflicts that may arise between the adviser’s interests and those of its clients;

(2)	describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client; and

(3)	disclose to clients how they may obtain information about how the adviser has voted proxies with respect to their securities.

It is unclear whether the SEC would regard Rule 206(4)-6 as having applicability outside of proxies solicited by issuers of publicly-traded equity securities, and MAS does not normally make direct investments in publicly-traded equity securities on behalf of the fund of hedge funds and managed accounts under MAS’ control (the “MAS Funds”).  However, MAS has determined that in order to closely follow the spirit of Rule 206(4)-6, MAS has adopted, and will disclose to investors in the MAS Funds, the following policies with respect to how MAS votes on matters submitted to its consideration by the third-party hedge fund managers and underlying investment funds (the “Portfolio Funds”) in which MAS invests the MAS Funds.  All proxies, voting rights, and consents are referred to in this document as “proxies.”  Below are the policies and procedures that MAS has adopted with respect to voting proxies (the “Policies”).
8

General Policies
Voting Proxies
MAS’ policy is to vote proxies in the best interests of the MAS Funds, after taking into account all relevant facts and circumstances at the time of the vote, and in accordance with MAS’ fiduciary duties and applicable regulations.  In evaluating proxies, MAS considers numerous factors, including, but not limited to: how the vote could affect the value of the relevant MAS Fund’s investment; the liquidity of the relevant investment in the overall context of the MAS Fund’s portfolio as well as in comparison to similar investments (including peer Portfolio Funds implementing similar strategies); and other factors that broadly relate to whether the investment continues to fulfill its role in the MAS Fund’s portfolio with the new term or structure changes.  MAS does not take into account social, political, or other non-investment-related goals or interests in voting or abstaining from voting a proxy.
Because the MAS Funds generally only invest in Portfolio Funds, almost all proxies that MAS votes relate to changes in the terms or structures governing Portfolio Funds.  However, in certain extraordinary circumstances, an MAS Fund may have a direct position in a publicly-traded equity security.  For example, an MAS Fund may receive a publicly-traded equity security as an in-kind redemption payment from a Portfolio Fund.  In the past, MAS has acted promptly to liquidate those positions, rather than holding them for investment.  MAS anticipates acting similarly in the future.  Because proxies are normally relevant only to investors who intend to hold the security through the event that is the subject of the proxy vote, a proxy received in respect of a security that is in the process of being liquidated will likely not affect the liquidation value of the security.  Therefore, MAS does not currently intend to vote any proxies received in respect of securities that MAS is in the process of liquidating.  However, if MAS anticipates that an MAS Fund will hold a publicly-traded security for a significant period of time, and the MAS Fund has been solicited to vote a proxy in respect of that security, MAS will vote that proxy as it deems is in the best interest of that MAS Fund and its investors.
Although MAS has not currently identified any material conflicts of interest that would affect its proxy voting decisions, certain MAS Funds (including those in which MAS principals or affiliates have a material interest) may vote differently on proxies due to differing investment objectives, guidelines, or portfolio constraints.  Additionally, certain MAS principals or employees may invest directly in a Portfolio Fund, and may vote differently on proxies due to differing investment objectives or for other reasons.  In some instances, differing votes may not adversely impact any MAS Fund involved (for instance, if one MAS Fund elects to accept a payment-in-kind from a Portfolio Fund while another MAS Fund elects to remain invested in the Portfolio Fund).  In other instances, one MAS Fund’s vote may prevent a Portfolio Fund from implementing certain changes or taking other actions that another MAS Fund supports, or may permit a Portfolio Fund to implement certain changes or take other actions that another MAS Fund is opposed to.  Due to the difficulty of predicting and identifying material conflicts with respect to proxy voting ahead of time, MAS addresses those conflicts as they arise.  MAS relies on its employees to identify those conflicts and notify the relevant personnel so that they can determine whether a conflict actually exists and how to address it.
9

Disclosure to Investors
Within the meaning of Rule 206(4)-6, MAS’ clients are the MAS Funds.  Therefore, the Rule only requires that MAS disclose these Policies, as well as information on how MAS has voted proxies, to the MAS Funds.  However, MAS believes that the best practice is to make available these Policies, as well as information on how MAS has voted proxies, to all investors in the MAS Funds.  MAS includes a summary of these Policies in its Form ADV Part 2A and, upon request, delivers this entire document to any requesting investor.  Investors may contact MAS through their normal point of contact to obtain information about how MAS has voted proxies.  However, investors must be made aware that with respect to proxies related to Portfolio Fund investments, MAS will be limited in the information that it can disclose because of confidentiality restrictions imposed by Portfolio Funds.
Recordkeeping
SEC Rule 204-2 requires MAS to retain: (1) its proxy voting policies and procedures; (2) proxy statements received by MAS regarding client securities; (3) records of votes MAS casts on behalf of clients; (4) records of client requests for proxy voting information and written responses from MAS to those requests; and (5) any documents prepared by MAS that were material to making a decision on how to vote or that memorialized the basis for the decision.
MAS satisfies requirements (1) – (3) and (5) by retaining these Policies and the Proxy Log (as defined below) for at least seven years from the date of their last use.  MAS believes that it is best practice to read requirement (4) broadly to include investors in the MAS Funds.  Therefore, MAS satisfies requirement (4) by retaining a copy of each investor’s request for proxy voting information and written responses from MAS to those requests for at least seven years from that request and response.
General Procedures
To summarize MAS’ procedures for evaluating proxies: (1) MAS’ Legal and Compliance Team (“Legal Team”) receives the proxy and forwards to the Operational Due Diligence Team (“ODD Team”); (2) the Legal Team and the ODD Team concurrently review and summarize the proxy; (3) if the ODD Team determines necessary based on its and the Legal Team’s review of the proxy, the ODD Team presents the proxy summary to the Strategy Working Group (the “SWG”) assigned to the particular Portfolio Fund; (4) after consideration of a variety of factors, including those outlined above, the SWG decides how MAS will vote (or if MAS will abstain from voting) the proxy or refers the proxy to MAS’ Investment Committee (the “IC”) to decide how MAS will vote (or if MAS will abstain from voting); and (5) the Legal Team documents the decision of the SWG and/or IC in MAS’ proxy voting log (the “Proxy Log”) and MAS’ Allocations Team (the “Allocations Team”) completes and responds to the proxy in accordance with that decision.  Below are the specific steps in MAS’ proxy voting process.
(1)             Portfolio Managers send any changes to fund offering memoranda, subscription documents, and governing documents (including articles of incorporation, articles of partnership, limited partnership agreements, limited liability company operating agreements, etc.) as well as any letters summarizing those changes and any consent/approval forms with respect to the changes (collectively, “Updated Documents”) to MASdocupdates@mesirowfinancial.com, the assigned ODD Team analyst (each, an “ODD Analyst”), and/or the relevant fund’s or account’s administrator (the “Administrator”).  If Portfolio Managers send Updated Documents to other MAS employees or to mperform@mesirowfinancial.com, the recipient employee or the employee monitoring the mperform inbox, as applicable, will forward to MASdocupdates@mesirowfinancial.com.
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(2)              The ODD Analyst will request from the Portfolio Manager marked copies of the Updated Documents and a summary of the changes, if not already provided with the Updated Documents.
(3)              Certain MAS employees, including certain members of the Legal Team, the ODD Team, the Allocations Team, and MAS’ Portfolio Construction Team (the “PC Team”), have access to MASdocupdates@mesirowfinancial.com.  MASdocupdates@mesirowfinancial.com is monitored daily by certain members of the Legal Team and periodically by the ODD Analysts.
(4)               When MASdocupdates@mesirowfinancial.com receives Updated Documents that require a response (e.g., consent/proxy forms), MAS will follow the procedures below (timing estimates below will be adjusted depending on response deadline):
(a)            INITIAL NOTIFICATION (day of or day after receipt of consent/proxy form): The Legal Team forwards the Updated Documents to the assigned ODD Analyst, copying the Allocations Team, and noting which documents were updated and the deadline for response.

(b)            REVIEW (within 1 week of receipt of consent/proxy form): The Legal Team and the ODD Analyst concurrently review changes to the Updated Documents.  The Legal Team sends a draft summary of those changes to the ODD Analyst.  The ODD Analyst contacts the relevant Portfolio Manager to resolve any questions or issues.  The ODD Analyst prepares a final summary of the changes to the Updated Documents, incorporating its own comments and any applicable comments from the Legal Team.  The Legal Team updates the Proxy Log.

(c)            SWG/IC APPROVAL (where the ODD Analyst deems necessary, within two weeks of receipt of the consent/proxy form): The ODD Analyst presents its final summary of changes to the appropriate SWG for approval.  The SWG may determine to defer to the IC for approval.
a. At least two days before the response deadline, the ODD Analyst sends the final summary of changes to the ODD Team, the appropriate qualitative analyst (the “Qual Analyst”) and strategy team leader (“STL”), the PM Team, the Allocations Team, and the appropriate Legal Team member (the “Legal Contact”), noting the SWG or the IC, as applicable, decision.

b. The Legal Contact updates the Proxy Log to reflect this decision.

c. The Legal Contact instructs the Allocations Team with respect to completing and returning the consent/proxy form.  The Allocations Team completes the consent/proxy form and coordinates delivery to the Portfolio Manager.
(d)            RECORDS: The Legal Team sends the final Updated Documents to a designated member of MAS’ Research Team (the “Research Contact”) and to the Allocations Team (updated subscription documents only).  The Research Contact saves the final Updated Documents to MAS’ internal document filing system.  The Allocations Team sends the final updated subscription documents to the Administrator.
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(5)              When MASdocupdates@mesirowfinancial.com receives Updated Documents that do not require a response (e.g., notice of non-adverse changes), MAS will follow the procedures below (timing estimates below may be adjusted):
(a)            INITIAL NOTIFICATION (within one week of receipt of the Updated Documents): The Legal Team forwards the Updated Documents to the assigned ODD Analyst, copying the Allocations Team, and noting which documents have been updated.

(b)            REVIEW (within two weeks of receipt of the Updated Documents): The Legal Team and the ODD Analyst concurrently review changes to the Updated Documents.  The Legal Team sends a draft summary of those changes to the ODD Analyst.  The ODD Analyst contacts the relevant Portfolio Manager to resolve any questions or issues.  The ODD Analyst prepares a final summary of the changes to the Updated Documents, incorporating its own comments and any applicable comments from the Legal Team.  The Legal Team updates the Proxy Log.

(c)            FINALIZE: the ODD Analyst sends the final summary of changes to the ODD Team, the Qual Analyst and STL, the PM Team, the Allocations Team, and the Legal Contact.

(d)            RECORDS (within three weeks of receipt of the Updated Documents): The Legal Team sends the final Updated Documents to the Research Contact and the Allocations Team (updated subscription documents only).  The Research Contact saves the final Updated Documents to MAS’ internal document filing system.  The Allocations Team sends the final updated subscription documents to the Administrator.

(6)               All MAS teams that participate in the above proxy evaluation procedures will use best efforts basis to complete the review/approval/recording process within four weeks of receipt of the Updated Documents (subject to acceleration in the case of earlier response deadlines or extension in the case of scheduled vacation or MAS-observed holidays).
(7)              The Proxy Log and these Proxy Voting Policies and Procedures are located on MAS’ internal document filing system at: S:\Policies and Procedures\Operations\Operational Due Diligence Procedures.  The Proxy Log tracks the following information:
•	the Portfolio Manager seeking the changes;
•	the Portfolio Funds affected;
•	the SWG, Qual Analyst, and Analyst assigned;
•	the date that MAS received the Updated Documents;
•	the deadline date for responding to changes in the Updated Documents;
•	the date the changes to the Updated Documents become effective;
•	the final summary of changes to the Updated Documents, as prepared by the ODD Analyst;
•	the dates of the ODD Analyst’s and the Legal Team’s signoff with respect to changes to the Updated Documents;
•	the decision of the SWG and/or IC with respect to a consent/proxy form (if any) and the date of that decision; and

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•	the date the SWG and/or IC decision was communicated to the Portfolio Manager (if applicable) and the method by which the decision was communicated.

(8)            The ODD Analyst is responsible for entering any term changes with respect to a Portfolio Fund resulting from the Updated Documents into MOSAIC/PMT and the relevant Manager Due Diligence report.
(9)            A designated Legal Contact will monitor the deadline for responding to any consent/proxy requests to ensure any necessary votes have been executed by the deadline.
RIC Policies and Procedures
With respect to any MAS Fund that is a registered investment company under the Investment Company Act of 1940, as amended (a “RIC”), MAS must comply with the proxy voting policies and procedures adopted by that RIC.  If MAS serves as the sub-adviser, rather than operating and serving as the investment adviser, to a RIC, the proxy voting policies and procedures of the RIC may be different than MAS’ standard proxy voting policies and procedures.  The RIC’s adopted proxy voting policies and procedures control in all instances with respect to that RIC.
ASGI Mesirow Insight Fund, LLC (the “ASGI RIC”)
MAS anticipates that the ASGI RIC will exclusively invest in non-voting securities and, therefore, that it will receive few (if any) proxies with respect to the ASGI RIC.  If MAS does receive a proxy with respect to the ASGI RIC, MAS must follow the policies and procedures adopted by the ASGI RIC (available on the shared drive).  Those policies and procedures are summarized below.
The President of Alternative Strategies Group, Inc., the ASGI RIC’s investment adviser (“ASGI”), or his/her designee, in consultation with MAS, is responsible for determining how to vote each proxy.
If MAS determines that it has a conflict of interest in voting a proxy on behalf of the ASGI RIC, MAS must promptly notify ASGI.
MAS will promptly send to ASGI a copy of each proxy that it receives with respect to the ASGI RIC, as well as a written recommendation on how to vote that proxy.  If ASGI or the ASGI RIC’s administrator or custodian receives a proxy with respect to the ASGI RIC, ASGI will deliver a copy of that proxy to MAS.  MAS will promptly respond in writing to ASGI with a recommendation on how to vote that proxy.  To determine its recommended vote for any proxy, MAS will follow the standard proxy voting procedures set forth above under “General Procedures.”
ASGI will notify MAS in writing regarding its decision on how to vote a proxy.  MAS is responsible for the actual voting, or directing the ASGI RIC’s custodian or administrator to do the actual voting, of each proxy consistent with ASGI’s voting decision.  Upon receipt of an executed proxy, MAS will, or will instruct the ASGI RIC’s administrator to, update the ASGI RIC’s proxy voting record.
MAS will, or will instruct the ASGI RIC’s administrator to, maintain, or have available, (a) written or electronic copies of each proxy statement received and of each proxy decision and (b) records relating to each proxy, including (i) the determination as to whether the proxy was routine or not; (ii) the voting decision with regard to each proxy; and (iii) any documents created by MAS or others that were material to making the voting decision.  MAS will maintain those records in its offices for seven years.  This is consistent with MAS’ standard proxy voting recordkeeping policy described above under “General Policies – Recordkeeping.”
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Not later than August 31 of each year, the ASGI RIC is required to file with the SEC its proxy voting record for the most recent twelve-month period ended June 30.  MAS must provide to ASGI whatever proxy voting information is necessary for the ASGI RIC to comply with its proxy voting disclosure and other regulatory requirements.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Managers or Management Team Members and Description of Role of Portfolio Managers or Management Team Members

WFII has retained Mesirow Advanced Strategies, Inc. (the “Subadviser”), an Illinois corporation, to act as subadviser to the registrant.

The Subadviser has an Investment Committee which has ultimate authority for determining whether the Subadviser will recommend to WFII that the registrant invest in (or withdraw from) an underlying investment.  Following are the names and biographical information of the voting members of the Subadviser Investment Committee (the “Management Team Members”). There may be additional non-voting members of the Investment Committee who serve in an advisory role providing input, but not voting, on investment decisions:

Thomas Macina, CFA, born 1969, has been employed by affiliates of the Subadviser since December 2003. Mr. Macina is the Chief Executive Officer of the Subadviser, and is a member of its Investment and Executive Committees.  Additionally, he is a member of MFHI’s Management Committee and board of directors. He is responsible for developing and overseeing the strategic direction of the company and for leading key initiatives for the business in investment research, product development, operational infrastructure and client service.  Mr. Macina served as president of the Subadviser from 2009 to March 2014 and previously led manager sourcing and monitoring in research.  Prior to joining the Subadviser, he was with a multi-strategy hedge fund, where he was responsible for investments in a variety of sectors. Previously, he was a consultant with Bain & Company, a global strategy-consulting firm, and served as Director of Strategy for Keebler Company. Prior to graduate school, he served as an Analyst and Associate at Houlihan, Lokey, Howard and Zukin, a middle-market investment banking firm specializing in transaction advisory and financial restructuring assignments. Mr. Macina received a B.S. in finance from the University of Illinois at Urbana-Champaign and an M.B.A. from the J.L. Kellogg Graduate School of Management at Northwestern University. In addition, he is a Chartered Financial Analyst (CFA).

Martin B. Kaplan, born 1968, has been employed by affiliates of the Subadviser since April 1995. Mr. Kaplan is the Chairman of the Subadviser and is a member of its Investment and Executive Committees.  Additionally, he held various roles at MFI, is a member of the Executive Committee and board of directors of MFHI, and serves as director of corporate strategy. In this role, Mr. Kaplan focuses on expanding the firm’s capabilities and enhancing its suite of institutional investment management offerings. Since 1995, Mr. Kaplan has helped coordinate the Subadviser’s management and strategic initiatives. Prior to joining the Subadviser and its affiliates, Mr. Kaplan was an attorney with the law firm of Katten Muchin & Zavis, where he specialized in matters involving securities, mergers and acquisitions, and venture capital. Mr. Kaplan received a B.B.A. in finance and real estate from the University of Texas at Austin and a J.D. from George Washington University — National Law Center. He was admitted to the Illinois Bar in 1993 and is a member of the American Bar Association.
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Stephen C. Vogt, Ph.D., born 1962, has been employed by affiliates of the Subadviser since April 2001 and served as a consultant to the Subadviser from 1999 to March 2001. Dr. Vogt is the Co-Chief Investment Officer of the Subadviser, as well as a Senior Managing Director of the Subadviser, and is a member of its Investment and Executive Committees. Additionally, he is a member of the Executive Committee and board of directors of MFHI.  Dr. Vogt’s focus is on evaluating the investment landscape and identifying attractive opportunities and risks in the marketplace. Dr. Vogt is also active in managing the day-to-day operations of the Subadviser. Prior to joining the Subadviser and its affiliates, Dr. Vogt was an associate professor of finance at DePaul University for ten years. His research focused on empirical tests of financial theories and has been published in both academic and trade journals. Dr. Vogt received a B.S. in economics and mathematics from Bemidji State University, and an M.A. and a Ph.D. in economics from Washington University-St. Louis.

Eric D. Siegel, CPA, CFA, born 1968, has been employed by affiliates of the Subadviser since 2001. Mr. Siegel is the Head of Operational Due Diligence of the Subadviser, as well as a Senior Managing Director. Mr. Siegel is also a member of the Subadviser’s Investment and Executive Committees. Mr. Siegel is responsible for the operational due diligence reviews of managers and participates in portfolio analysis and ongoing manager monitoring. Prior to joining the Subadviser, Mr. Siegel was the Chief Financial Officer of BRI Partners LLC, an affiliate of the Investment Manager that is a registered broker-dealer that also seeded direct trading hedge funds, from October 2001 to December 2003. Mr. Siegel was also the Chief Financial Officer of two Chicago based hedge fund managers before joining BRI Partners LLC in October 2001. In addition, he worked in the audit department of Ernst & Young LLP from 1990 to 1997 focusing on hedge funds, mutual funds, and derivatives trading companies. Mr. Siegel received a B.S. (cum laude) in accounting from Syracuse University in 1990. In addition, he is a Certified Public Accountant (CPA) in Illinois and a Chartered Financial Analyst (CFA).

Mark C. Kulpins, CFA, born 1974, has been employed by affiliates of the Subadviser since August 2004.  Mr. Kulpins is the Co-Chief Investment Officer of the Subadviser, as well as a Senior Managing Director. Mr. Kulpins is also a member of its Investment Committee and Executive Committee. He previously served as the Head of Research, where he oversaw all aspects of the Subadviser’s research function including Portfolio Manager research, portfolio management, quantitative research and risk management. Prior to joining the Subadviser, Mr. Kulpins worked in the equity research department at William Blair & Company and also previously worked for Brinson Partners, Inc. Mr. Kulpins received a B.S. in finance from the University of Illinois at Urbana-Champaign and an M.B.A. in finance and economics from the University of Chicago’s Graduate School of Business. In addition, he is a Chartered Financial Analyst (CFA).

Woo Cha, CPA, CFA, born 1972, has been employed by affiliates of the Subadviser since 2003.  Mr. Cha is the Director of Manager Research of the Subadviser, as well as a Senior Managing Director.  Mr. Cha is also a member of the Subadviser’s Executive and Investment Committees.  He is responsible for Portfolio Manager due diligence and monitoring and strategy analysis. Prior to joining the Subadviser, Mr. Cha worked as an investment consultant at Cardinal Investment Advisors and also previously worked in the audit group at Arthur Anderson. He received a B.S. in accounting from the University of Illinois at Urbana-Champaign and an M.B.A. from the University of Chicago. In addition, he is a CPA and a CFA.

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(a)(2)	Other Accounts Managed by Portfolio Managers or Management Team Members and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Managers or Management Team Members

Other Accounts Managed Table

As of March 31, 2015

Voting Members of MAS’ Investment Committee	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts*	Total Assets of Accounts Managed ($)	Number of Accounts**	Total Assets of Accounts Managed ($)	Number of Accounts	Total Assets of Accounts Managed ($)
Thomas Macina	0	$0	10	$5.937 billion	26	$7.992 billion
Martin B. Kaplan	0	$0	10	$5.937 billion	26	$7.992 billion
Stephen C. Vogt	0	$0	10	$5.937 billion	26	$7.992 billion
Eric D. Siegel	0	$0	10	$5.937 billion	26	$7.992 billion
Mark C. Kulpins	0	$0	10	$5.937 billion	26	$7.992 billion
Woo Cha	0	$0	10	$5.937 billion	26	$7.992 billion
* Not including the Fund.
** Pooled vehicles that are part of the same master-feeder structure are reflected as one account.

The following are the number of accounts and respective total assets managed by the Subadviser that may pay a performance-based fee:

Performance-Based Fee Accounts Information

(As of March 31, 2015)

Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Number of Accounts	Total Assets of Accounts Managed ($)	Number of Accounts	Total Assets of Accounts Managed ($)	Number of Accounts	Total Assets of Accounts Managed ($)
0	$0	8	$5.667 billion	11	$4.441 billion

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Potential Conflicts of Interests

Real, potential or apparent conflicts of interest may arise because MAS has day-to-day portfolio management responsibilities with respect to more than one investment fund and account.  MAS manages other MAS Funds with investment strategies that may be similar to certain investment strategies utilized by the registrant, as well as more concentrated products that invest with a narrow strategy focus.  Fees earned by MAS may vary among the MAS Funds, and MAS’ principals and employees may personally invest in the MAS Funds.  These factors could create conflicts of interest because MAS’ principals and employees may have incentives to favor certain accounts over others, resulting in other MAS Funds outperforming the registrant. A conflict may also exist if MAS identifies a limited investment opportunity that may be appropriate for more than one account, but the registrant is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple MAS Funds. In addition, MAS may execute transactions for another account that may adversely impact the value of securities held by the registrant.  However, MAS believes that these risks are mitigated by the fact that the MAS Funds with like investment strategies are generally managed in a similar fashion and MAS has a policy that seeks to allocate opportunities on a fair and equitable basis over time.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Compensation for MAS’ Management Team Members may include a combination of a fixed salary and a discretionary bonus tied in part to profits generated by MAS during the applicable period. In addition, MAS may consider a variety of other factors including, but not limited to, the Management Team Members’ execution of managerial responsibilities.  Compensation is generally determined by senior management.  The Management Team Members may also participate in a 401(k) plan that enables them to direct a percentage of their pre-tax salary into a tax-qualified retirement plan.

(a)(4)	Disclosure of Securities Ownership

None of the Subadvisers Management Team Members owned any interests in the registrant as of March 31, 2015.

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.
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Item 11. Controls and Procedures.
(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.
(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Not applicable.

Iran Related Activities Disclosure

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GAI Mesirow Insight Fund, LLC

By (Signature and Title)*	/s/ Adam I. Taback
Adam I. Taback, President
(principal executive officer)

Date	06/01/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Adam I. Taback
Adam I. Taback, President
(principal executive officer)

Date	06/01/15

By (Signature and Title)*	/s/ Michael Roman
Michael Roman, Treasurer
(principal financial officer)

Date	06/01/15

* Print the name and title of each signing officer under his or her signature.
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